Thrivent Mutual Funds

Supplement to the Statement of Additional Information

dated February 28, 2019

1.	Effective April 30, 2019, Thrivent Large Cap Stock Fund changed its name to Thrivent Global Stock Fund.

2.

Effective April 30, 2019, Thrivent Partner Worldwide Allocation Fund changed its name to Thrivent International Allocation Fund. Principal Global Investors, LLC (“Principal”) and Aberdeen Asset Managers Limited (“Aberdeen”) no longer serve as subadvisers to the Fund. Goldman Sachs Asset Management, L.P. will continue to subadvise the Fund. Thrivent Asset Management, LLC currently manages a portion of the Fund and also manages the portions previously managed by Principal and Aberdeen. As a result, all references to Principal and Aberdeen found in the Statement of Additional Information are deleted.

The date of this Supplement is April 30, 2019.

Please include this Supplement with your Statement of Additional Information.

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